UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

           Date of Report (Date of earliest reported): August 30, 2006

                           EUROWEB INTERNATIONAL CORP.
               (Exact name of registrant as specified in charter)

             Delaware               001-12000                 13-3696015
  (State or other jurisdiction     (Commission               (IRS Employer
        of incorporation)          File Number)            Identification No.)

           468 North Camden Drive Suite 256(I) Beverly Hills, CA 90210
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (310) 860-5697

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

On August 30, 2006, Euroweb International Corp. (the "Company"), entered into the following two agreements:

      1. A general purpose Joint Venture Agreement by and between the Company and Ashfield Finance LLC, a Delaware Corporation to form, develop and initially fund EA Emerging Ventures Corp ("EVC"), a Nevada Corporation which is a Joint Venture between the Company and Ashfield Finance LLC ("Ashfield") for the purpose of identifying Electronic Design Automation ("EDA") and IT development projects and possible real estate properties related thereto and other business ventures and investments. EA Emerging Ventures Corp. is owned 50% by the Company and 50% by Ashfield. The Company shall provide the initial funds for implementation of the business purposes of the Joint Venture and shall be entitled to a first priority return on any proceeds or income received by the Joint Venture. Ashfield shall provide services in the area of business, finance and taxation advice and has entered into a Consulting Agreement with EVC regarding these services. In consideration for such services, EVC shall receive its 50% interest as well as a payment of $10,000 per month.

      2. Subsequently, as the first transaction in connection with the Joint Venture with Ashfield Finance as set forth in (1) above, a Term Sheet to be formally documented in a Joint Venture Agreement with associated exhibits, License Agreement and Warrants by and between the Company and Dr. Danny Rittman in connection with the formation and joint venture and initial funding of Micrologic, Inc., a Nevada corporation, for the design and production of EDA applications and Integrated Circuit ("IC") design processes; specifically, the development and production of the NanoToolBox(TM) tools suite which shortens the time to market factor. NanoToolBox(TM) is a smart platform that is designed to accelerate IC's design time and shrink time to market factor. IC design firms will have the capability to produce more IC's in less time. The Term Sheet provides for an initial investment by the Company of up to $1,000,000, with Warrants to purchase additional equity for additional investment. Initially, the Company will own 25.1% and Dr. Rittman will own 74.9% of
            Micrologic, Inc. but such equity positions would be revised depending upon the exercise of the Warrants. Micrologic, Inc. will enter into a License Agreement with Dr. Danny Rittman which grants Micrologic, Inc. the right to technology invented, owned and registered by Dr. Rittman. Upon execution of the final Joint Venture Agreement of Micrologic, Inc. between the parties, a subsequent Form 8K will be filed.


ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS

            10.1 Joint Venture Agreement by and between Ashfield Finance LLC and Euroweb International Corp.

            10.2 Consulting Agreement by and between Ashfield Finance LLC and EA Emerging Ventures Corp

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      EUROWEB INTERNATIONAL CORP.

                                      By: /s/ YOSSI ATTIA
                                          ------------------------------
                                      Name:  Yossi Attia
                                      Title: Chief Executive Officer
Date:  August 31, 2006
Beverly Hills, California